EXHIBIT 10.76

FOURTH AMENDMENT

Dated as of February 6, 2023

to the

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

among

AVIS BUDGET HOLDINGS, LLC,

AVIS BUDGET CAR RENTAL, LLC,
as Borrower,

AVIS BUDGET GROUP, INC.,

The Subsidiary Borrowers from Time to Time Parties Thereto,
The Several Lenders from Time to Time Parties Thereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

and the Other Parties Thereto

Dated as of July 9, 2021

JPMORGAN CHASE BANK, N.A.

as Sole Arranger and Bookrunner

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of February 6, 2023 (this “Amendment”), among AVIS BUDGET HOLDINGS, LLC (“Holdings”), AVIS BUDGET CAR RENTAL, LLC (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:
WHEREAS, reference is hereby made to the Sixth Amended and Restated Credit Agreement dated as of July 9, 2021 (as heretofore amended, supplemented or otherwise modified from time to time, the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among others, Holdings, the Borrower, Avis Budget Group, Inc., the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto (the “Lenders”) and the Administrative Agent; and

WHEREAS, pursuant to Section 10.1 of the Existing Credit Agreement, the Borrower has requested to amend certain provisions of the Existing Credit Agreement, and the Administrative Agent and the Required Lenders have agreed, upon the terms and subject to the conditions set forth herein, to amend those certain provisions of the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.
SECTION 2.Amendments of the Existing Credit Agreement.
(a)The definition of “Change in Control” in the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Change in Control”: (a) the acquisition by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the SEC thereunder as in effect on the Restatement Effective Date), directly or indirectly, beneficially or of record, of ownership or control of in excess of 50% of the voting common stock of ABG on a fully diluted basis at any time; provided, that any voting common stock held by SRS (as defined in the Cooperation Agreement) that is subject to the “Excess Voting Rights” limitations on voting set forth in the Cooperation Agreement (as in effect on the Fourth Amendment Effective Date) shall be excluded from the amount of voting common stock of ABG deemed held by SRS (as defined in the Cooperation Agreement) for purposes of such determination or (b) if at any time, individuals who at the Restatement Effective Date constituted the board of directors of ABG (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of ABG, as the case may be, was approved by a vote of the majority of the directors then still in office who were either directors at the Restatement Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of ABG, (c) ABG shall cease to own, directly or through one or more Wholly-Owned Subsidiaries, all of the capital stock of

Holdings, free and clear of any direct or indirect Liens (other than statutory Liens) or (d) Holdings shall cease to directly own all of the capital stock of the Borrower, free and clear of any direct or indirect Liens (other than statutory Liens or Liens created by the Loan Documents).
(b)The following new definitions shall be added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order:
“Cooperation Agreement”: the Fourth Amended and Restated Cooperation Agreement, dated as of December 23, 2022, by and among Avis Budget Group, Inc. and SRS (as defined therein), as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Fourth Amendment”: the Fourth Amendment, dated as of the Fourth Amendment Effective Date, to this Agreement.
“Fourth Amendment Effective Date”: the “Fourth Amendment Effective Date”, as defined in the Fourth Amendment, which date is February 6, 2023.
SECTION 3.Representations and Warranties. On and as of the date hereof, the Borrower hereby (i) confirms, reaffirms and restates that each of the representations and warranties set forth in Section 4 of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects except to the extent that such representations and warranties expressly relate solely to a specific earlier date, and except for any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language, in which case the Borrower hereby confirms, reaffirms and restates that such representations and warranties are true and correct in all respects and (ii) represents and warrants that no Default or Event of Default shall have occurred and is continuing as of the Fourth Amendment Effective Date or would immediately result from this Amendment.
SECTION 4.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date on which such conditions are satisfied, the “Fourth Amendment Effective Date”):
(a)The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of Holdings and the Borrower.
(b)The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by Lenders constituting the Required Lenders.

(3)The Administrative Agent shall have received all fees required to be paid under that certain Fourth Amendment Fee Letter, dated as of the date hereof, accrued reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced in advance, reasonable legal fees and out-of-pocket expenses of one firm of counsel) and other compensation due and payable to the Administrative Agent on or prior to the Fourth Amendment Effective Date.

SECTION 5.Continuing Effect; No Other Amendments or Consents.
(a)    Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Security Documents or the other Loan Documents or a novation of the Credit Agreement or any other Loan Document. The obligations outstanding under or of the Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Loan Documents.

(c)    The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 6.Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
SECTION 8.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
AVIS BUDGET HOLDINGS, LLC
By: /s/ David T. Calabria
Name: David T. Calabria
Title: Senior Vice President and Treasurer
AVIS BUDGET CAR RENTAL, LLC
By: /s/ David T. Calabria
Name: David T. Calabria
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By: /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Signature Page to Fourth Amendment